UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2016

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35877	46-1347456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1906 Towne Centre Blvd, Suite 370 Annapolis,

Maryland 21401

(Address of principal executive offices)

(410) 571-9860

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously reported, on May 9, 2016, Hannon Armstrong Sustainable Infrastructure Capital, Inc. (the “Company”) entered into two separate ATM Equity OfferingSM Sales Agreements with each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and FBR Capital Markets & Co. (each, individually, an “Agent” and collectively, the “Agents”) pursuant to which the Company may sell, from time to time, shares of the Company’s common stock, par value $0.01 per share, having an aggregate offering price of up to $75,000,000 (the “Shares”), through the Agents either as agents or principals. The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-198157).

On November 9, 2016, the Company filed a prospectus supplement (the “Prospectus Supplement”), dated November 8, 2016, with the Securities and Exchange Commission in connection with the offer and sale of the Shares.

In connection with the filing of the prospectus supplement, the Company is filing as Exhibit 8.1 to this Current Report on Form 8-K an opinion of its tax counsel.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

8.1	Tax Opinion of Clifford Chance US LLP (including consent of such firm)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

By:	/s/ Steven L. Chuslo
Name:	Steven L. Chuslo
Title:	Executive Vice President and General Counsel

Date: November 9, 2016